                                                                   EXHIBIT 10.28

                                                               EXECUTION VERSION

                 PAYOFF LETTER, CONSENT AND AMENDMENT AGREEMENT

          This PAYOFF LETTER, CONSENT AND AMENDMENT AGREEMENT, dated as of November 6, 2002 (this "Agreement"), is among RAYTHEON AIRCRAFT RECEIVABLES CORPORATION, a Kansas corporation (the "Seller"), RAYTHEON AIRCRAFT CREDIT CORPORATION, a Kansas corporation, as Servicer (in such capacity, the "Servicer"), RAYTHEON AIRCRAFT COMPANY, a Kansas corporation ("RAC"), RAYTHEON COMPANY, a Delaware corporation ("Raytheon"), the financial institutions and special purpose corporations (the "Purchasers") from time to time party to the Purchase Agreement (as defined below), BANK OF AMERICA, N.A., as Managing Facility Agent for the Purchasers (in such capacity, the "Managing Facility Agent"), JPMORGAN CHASE BANK and BANK OF AMERICA, N.A., as Co-Administrative Agents for the Purchasers (each in such capacity, a "Co-Administrative Agent"), J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC, as Co-Arrangers and Joint Bookrunners (the "Co-Arrangers"), J.P. MORGAN SECURITIES INC., as Syndication Agent (in such capacity, the "Syndication Agent"), CITIBANK, N.A., CREDIT SUISSE FIRST BOSTON and FLEET SECURITIES, INC., as Co-Documentation Agents (each in such capacity, a "Co-Documentation Agent"), and each Administrative Agent referred to in the Purchase Agreement (in such capacity, an "Administrative Agent").

                              W I T N E S S E T H:

          WHEREAS, the parties hereto include the parties to that certain Fourth Amended and Restated Purchase and Sale Agreement, dated as of March 8, 2002 (as amended and supplemented to date, the "Purchase Agreement");

          WHEREAS, the Seller desires to terminate the Commitments of the Purchasers, other than the Remaining Committed Purchaser referred to below (the Purchasers having Commitments, other than the Remaining Committed Purchaser, may be referred to collectively as the "Terminating Committed Purchasers"; all of the Purchasers, other than the Remaining Committed Purchaser and the Remaining Conduit Purchaser (referred to below), may be referred to collectively as the "Terminating Purchasers"), under the Purchase Agreement;

          WHEREAS, all of the Purchasers (other than the Remaining Committed Purchaser and Receivables Capital Corporation (the "Remaining Conduit Purchaser")) desire to sell to the Seller their respective undivided interests in the Receivables purchased under the Purchase Agreement and to terminate their respective Commitments under the Purchase Agreement;

          WHEREAS, Bank of America, N.A., in its capacity as a Purchaser (the "Remaining Committed Purchaser"; the Remaining Committed Purchaser and the Remaining Conduit Purchaser may be referred to collectively as the "Remaining Purchasers"), desires to continue to be a Purchaser under the Purchase Agreement and to reduce its Commitment under the Purchase Agreement to the amount set forth on Schedule I hereto and in accordance with the terms set forth below;

          WHEREAS, the Remaining Conduit Purchaser desires to continue to be a Purchaser under the Purchase Agreement and to transfer and convey to the Seller a portion of the Remaining Conduit Purchaser's undivided interest in the Receivables, so that the Remaining Conduit Purchaser maintains an undivided interest in the Receivables (the "Remaining Conduit Purchaser's Retained Interest") with an Outstanding Purchase Price set forth on Schedule II hereto; and

          WHEREAS, the parties hereto desire that the Purchase Agreement be amended as more fully set forth herein.

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do covenant and agree as follows:

          1. Capitalized terms defined in the Purchase Agreement and used but not otherwise defined herein shall have the respective meanings assigned to them in the Purchase Agreement (such definitions to be equally applicable to both the singular and the plural forms of the terms defined). Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such document is in effect. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

          2. On the date hereof and on the Repurchase Effective Date referred to below, each Terminating Purchaser represents and warrants, with respect to itself only, for the benefit of the other parties hereto that such Terminating Purchaser has not assigned any or all of its respective undivided interests, Commitment or other interests under the Purchase Agreement to any other Person, except as reflected on Annex 1 to this Agreement.

          3. The "Repurchase Effective Date" shall be the date of receipt by the Managing Facility Agent of (i) an executed counterpart of this Agreement from the Seller, the Servicer, RAC, Raytheon, all of the Purchasers, the Co-Administrative Agents, the Co-Arrangers, the Joint Bookrunners, the Syndication Agent, the Co-Documentation Agents and the Old Administrative Agent,
(ii) an amount (the "Repurchase Price"), in immediately available funds from (or at the direction of) the Seller equal to the sum of (A) the aggregate amount of the Outstanding Purchase Price under the Purchase Agreement, as set forth on
Schedule III hereto (other than the Outstanding Purchase Price set forth on Schedule II hereto that will remain outstanding and owing to the Remaining Purchasers), plus (B) interest accrued and to accrue thereon until (but not including) the Repurchase Effective Date, which interest shall accrue on and after the date hereof, at a two-week LIBO Rate (the "Designated LIBO Rate") to be set by the Managing Facility Agent on or about the second Business Day prior to November 8, 2002 for the period from and including November 8, 2002 to the expected Repurchase Effective Date of November 25, 2002, plus (C) fees accrued and to accrue through the Repurchase Effective Date, in the amount as set forth on Schedule III hereto and (iii) an executed letter agreement, dated of even date herewith, in form and substance satisfactory to the Managing Facility Agent (in its sole and absolute discretion), among the Remaining Purchasers, the Managing Facility Agent, the Seller, the Servicer, RAC and Raytheon. This Section 3 is subject to Section 5 hereof. On the Repurchase Effective Date, (i) each Terminating Purchaser hereby agrees that all outstanding amounts due and owing to such Terminating Purchaser related to the Purchase Agreement shall have been paid in full and each Terminating Purchaser shall be automatically released from any and all obligations and liabilities thereunder and (ii) each Terminating Purchaser hereby transfers and reconveys to the Seller, without recourse and without representation or warranty other than as set forth in Section 2 above, all of its respective right, title and interest in, to and under all Receivables, and the Remaining Conduit Purchaser hereby transfers and reconveys to the Seller, without recourse and without representation or warranty, all of its right, title and interest (other than the Remaining Conduit Purchaser's Retained Interest) in, to and under the Receivables (the interests reconveyed pursuant to this clause (ii) may be referred to collectively as, the "Reconveyed Interest"). The Seller hereby accepts the transfer and reconveyance of the Reconveyed Interest. Notwithstanding any term or provision of this Agreement, nothing in this Agreement shall terminate the security interests (a) granted under Section 11.11 of the Purchase Agreement or (b) otherwise arising under the Purchase Agreement.

          4. The Managing Facility Agent hereby agrees (a) to pay to the respective Terminating Purchasers and the Remaining Purchasers, promptly following the Managing Facility Agent's receipt of the Repurchase Price, the applicable amounts set forth under the names of the Terminating Purchasers and the Remaining Purchasers on Annex 1 to this Agreement and (b) promptly to notify each of the Purchasers, the Co-Administrative Agents, the Co-Arrangers, the Joint Bookrunners, the Syndication Agent, the Co-Documentation Agents and the Old Administrative Agent of the occurrence of the Repurchase Effective Date.

          5.    Each of the parties hereto agrees, acknowledges and consents to
(a) the payment by the Seller to the Managing Facility Agent of the Repurchase Price on the Repurchase Effective Date, notwithstanding any of the provisions of the Purchase Agreement, (b) the termination of the respective Commitment of each of the Terminating Purchasers on the Repurchase Effective Date and the reduction of the Commitment of the Remaining Committed Purchaser on the Repurchase Effective Date, notwithstanding any of the provisions of the Purchase Agreement, including Section 2.9 thereof and (c) maintain its respective Commitment and Outstanding Purchase Price from the date of this Agreement until the Repurchase Effective Date with interest to accrue thereon at the Designated LIBO Rate, notwithstanding any of the provisions of the Purchase Agreement; provided, however that if the Repurchase Effective Date does not occur on or prior to the expected Repurchase Effective Date of November 25, 2002, interest will accrue at the Base Rate from (and including) November 25, 2002 until the occurrence of the Repurchase Effective Date, notwithstanding any of the provisions of the Purchase Agreement. It is expressly agreed to and understood by the parties hereto that if the Repurchase Effective Date does not occur on the expected Repurchase Effective Date of November 25, 2002, then the Repurchase Price shall be increased accordingly to reflect the interest to accrue (at the Base Rate) and fees to accrue from (and including) November 25, 2002 until the occurrence of the Repurchase Effective Date.

          6. Upon the occurrence of the Repurchase Effective Date, the Purchase Agreement shall automatically be amended so that (a) the Purchasers (other than the Remaining Purchasers), the Co-Administrative Agents, the Co-Arrangers, the Joint Bookrunners, the Syndication Agent and the Co-Documentation Agents are removed as parties to the Purchase Agreement and such parties shall no longer have any rights or obligations thereunder (other than those rights which by their terms survive the termination of the Purchase Agreement), (b) the Seller shall not request and the Remaining Purchasers shall, in no event, be under any obligation to purchase any Receivable or any interest in any Receivable from the Seller (and shall, in no event, be liable for declining any such request), without the prior written consent of the Remaining Purchasers, and (c) Schedule I of the Purchase Agreement is amended and replaced in its entirety by Schedule I to this Agreement.

          7. Each of the parties hereto agrees that it shall from time to time on and after the date hereof, at the sole expense of the Seller, take all such actions (and execute and deliver all such documents and instruments) as are reasonably necessary to carry out the purposes and intent of this Agreement.

          8. This Agreement shall be binding upon the successors and assigns of each of the parties hereto and shall inure to the benefit of each of the parties to the Purchase Agreement, as applicable, and their respective successors and permitted assigns.

          9. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES).

          10. This Agreement may be executed in any number of counterparts, all such counterparts together constituting but one and the same instrument. Executed counterparts of this Agreement may be delivered to the Managing Facility Agent by facsimile transmission. Except as specifically amended hereby, the Purchase Agreement shall remain in full force and effect. All references to the Purchase Agreement shall be deemed to mean the Purchase Agreement as amended and modified hereby. This Agreement shall not constitute a novation of the Purchase Agreement, but shall constitute an amendment thereof.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above set forth.

                         RAYTHEON AIRCRAFT RECEIVABLES CORPORATION, as Seller

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         RAYTHEON AIRCRAFT CREDIT CORPORATION,
                         as Servicer

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         RAYTHEON AIRCRAFT COMPANY

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         RAYTHEON COMPANY

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         BANK OF AMERICA, N.A.
                         as Managing Facility Agent, Co-Administrative Agent and Administrative Agent

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         JPMORGAN CHASE BANK,
                         as Co-Administrative Agent

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         J.P. MORGAN SECURITIES INC.,
                         as Co-Arranger, Syndication Agent and
                         Joint Bookrunner

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         BANC OF AMERICA SECURITIES LLC,
                         as Co-Arranger and Joint Bookrunner

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         UBS AG, STAMFORD BRANCH,
                         solely as Administrative Agent

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         JPMORGAN CHASE BANK

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC:  RECEIVABLES CAPITAL CORPORATION

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC BANK:  BANK OF AMERICA, N.A.

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC:  CHARTA CORPORATION.

                         By:   CITICORP NORTH AMERICA, INC.,
                               as Attorney-in-Fact

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC BANK:  CITIBANK, N.A.

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         CREDIT SUISSE FIRST BOSTON, CAYMAN ISLAND BRANCH

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC:  EAGLEFUNDING CAPITAL CORP.

                         By: FLEET SECURITIES, INC.

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC BANK:  FLEET NATIONAL BANK

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC: STARBIRD FUNDING CORPORATION

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC BANK: BNP PARIBAS, NEW YORK BRANCH

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC: ATLANTIC ASSET SECURITIZATION CORP.

                         By: CREDIT LYONNAIS NEW YORK BRANCH,
                             as Attorney-in-Fact

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC BANK: CREDIT LYONNAIS NEW YORK BRANCH

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         MIZUHO CORPORATE BANK, LTD., formerly known as The Industrial Bank of Japan, Limited

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         THE ROYAL BANK OF SCOTLAND PLC

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SOCIETE GENERALE

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         WACHOVIA BANK, NATIONAL ASSOCIATION, formerly known as First Union National Bank

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC: THREE RIVERS FUNDING CORPORATION

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC: VICTORY RECEIVABLES CORPORATION

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC BANK: THE BANK OF TOKYO - MITSUBISHI, LTD., NEW YORK BRANCH

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC:  FALCON ASSET SECURITIZATION CORPORATION

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC BANK:  BANK ONE, NA

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         BAYERISCHE LANDESBANK GIROZENTRALE,
                         CAYMAN ISLAND BRANCH

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC: BAVARIA UNIVERSAL FUNDING CORPORATION

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC BANK:  BAYERISCHE HYPO- UND VEREINSBANK AG

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         KBC BANK NV

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         THE BANK OF NEW YORK

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         THE BANK OF NOVA SCOTIA

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC:  PARADIGM FUNDING LLC

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         SPC BANK:  WESTDEUTSCHE LANDESBANK
                         GIROZENTRALE, NEW YORK BRANCH

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         BANCA NAZIONALE DEL LAVORO S.p.A.
                         New York Branch

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                         By:
                            ----------------------------------------------------
                          Name:
                          Title:

                                                                  ANNEX 1 TO THE
                                                      PAYOFF LETTER, CONSENT AND
                                                             AMENDMENT AGREEMENT

                         EXISTING COMMITMENT INFORMATION

                                                                                    RECEIVABLES

                       PURCHASERS                              COMMITMENTS          OUTSTANDING            PERCENTAGE
----------------------------------------------------------------------------------------------------------------------
Banca Nazionale del Lavoro S.p.A.                                 25,000,000.00        18,372,000.17       1.785714285%
Bank of America (Receivables Capital Corp.)                       91,200,000.00        67,021,056.61       6.514285714%
Bank of New York (The)                                            27,000,000.00        19,841,760.20       1.928571429%
Bank of Nova Scotia (The)                                         27,000,000.00        19,841,760.20       1.928571429%
Bank of Tokyo-Mitsubishi Ltd. (The) (Gotham Funding)              50,000,000.00        36,744,000.38       3.571428572%
Bank One (Falcon Asset Securitization Corp.)                      50,000,000.00        36,744,000.38       3.571428572%
Bayerische Hypo-und Vereinsbank (Bavaria Fund)                    50,000,000.00        36,744,000.38       3.571428572%
Bayerische Landesbank                                             50,000,000.00        36,744,000.38       3.571428572%
BNP Paribas (Starbird Funding)                                    75,000,000.00        55,116,000.54       5.357142857%
Citibank N.A.  (Charta Corporation)                              116,200,000.00        85,393,056.84       8.300000000%
Credit Lyonnais (Atlantic Asset Securitization)                   75,000,000.00        55,116,000.54       5.357142857%
Credit Suisse First Boston    (Alpine Securitization)            116,200,000.00        85,393,056.84       8.300000000%
Fleet National Bank  (Eagle Funding Capital Corp.)               116,200,000.00        85,393,056.84       8.300000000%
JPMorgan Chase Bank                                              116,200,000.00        85,393,056.84       8.300000000%
KBC Bank                                                          30,000,000.00        22,046,400.21       2.142857143%
Mizuho Corporate Bank, Ltd. (fka IBJ)                             75,000,000.00        55,116,000.54       5.357142857%
Royal Bank of Scotland plc (The)                                  75,000,000.00        55,116,000.54       5.357142857%
Societe Generale                                                  75,000,000.00        55,116,000.54       5.357142857%
Three Rivers Funding Corp.                                        60,000,000.00        44,092,800.44       4.285714286%
Wachovia Bank                                                     75,000,000.00        55,116,000.54       5.357142857%
Westdeutsche Landesbank (Paradigm Funding LLC)                    25,000,000.00        18,372,000.19       1.785714286%
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                          1,400,000,000.00     1,028,832,010.14          100.0000%
======================================================================================================================

                                                               1,400,000,000.00     1,028,832,010.14

                                     Annex-1

                                                               SCHEDULE I TO THE
                                                      PAYOFF LETTER, CONSENT AND
                                                             AMENDMENT AGREEMENT

                                                                      SCHEDULE I

                      COMMITMENTS AND PURCHASER INFORMATION

                                                  Amount of        Commitment
Purchaser                                         Commitment       Percentage
---------------------------                     --------------     ----------
Bank of America, N.A.                           $ 1,000,000.00            100%
IL1-231-16-02
231 South LaSalle Street
Chicago, IL  60604
Attention:  Willem Van Beek

                                        TOTAL   $ 1,000,000.00

                                      Schl-1

                                                              SCHEDULE II TO THE
                                                      PAYOFF LETTER, CONSENT AND
                                                             AMENDMENT AGREEMENT

                          REMAINING CONDUIT PURCHASER'S
                                RETAINED INTEREST

                                          Remaining Conduit Purchaser's
Remaining Conduit Purchaser                    Retained Interest
-------------------------------           -----------------------------
Receivables Capital Corporation           $                1,000,000.00
c/o Bank of America, N.A.
IL1-231-16-02
231 South LaSalle Street
Chicago, IL  60604
Attention:  Willem Van Beek

                                     Schl-1

                                                             SCHEDULE III TO THE
                                                      PAYOFF LETTER, CONSENT AND
                                                             AMENDMENT AGREEMENT

                       OUTSTANDING PURCHASE PRICE AND FEES

1.) Outstanding Purchase Price          $  1,028,832,010.14

2.) Fees                                $      1,425,026.07

                                     Schl-1